SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

EPIC FINANCIAL  CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

                                 000-33417

                                      88-0451534

  (State or other jurisdiction of

                                     (Commission File No.)

                                                   (I.R.S. Employer Identification No.)

incorporation or organization)

7545 N. Del Mar Avenue, Suite 102, Fresno, California 93711

(Address of principal executive offices)

               Registrant’s telephone number, including area code:   (559)  435-2767

N/A

                                                     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 3.02

Unregistered Sales of Equity Securities.

On May 5, 2005, the Company completed a transaction whereby it sold 48,000 shares of its Series D Convertible Preferred Stock to one purchaser.  The Company received consideration of $12,000 cash for this transaction.  A description of the conversion features of the Series D Preferred Stock is set forth in Exhibit 3.1.7 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission on March 15, 2005.  These issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholders were accredited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  May 5, 2005

EPIC FINANCIAL CORPORATION

By: /s/ Rodney R. Ray

Rodney R. Ray, President